Exhibit 10.1

*** CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 29, 2022, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A.The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated  Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), and by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), and by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 7, 2021 (the “Third Amendment” and collectively with the First Amendment, Second Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B.As of November 8, 2022, Borrower is indebted under the Loan Documents in the outstanding principal amount of $32,750,000.00, plus accrued and unpaid interest, and other costs and expenses (collectively, the “Indebtedness”).

NOW, THEREFORE, the parties hereby agree as follows:

1. Recitals.  All of the foregoing recitals and statements are hereby affirmed by the Loan Parties as true statements of fact and may be used as binding admissions in a court of law or equity, or other judicial or non-judicial proceedings.

2. Defined Terms.    To the fullest extent necessary, each of the Administrative Agent and Lenders hereby acknowledges and agrees that all prior defaults of which it has knowledge have been timely cured or waived.  Such waiver by the Administrative Agent and Lenders shall constitute a waiver of only any prior defaults to which it has knowledge and shall not constitute a waiver of the Borrower’s obligation to comply with all applicable covenants in the Credit Agreement, including any and all financial covenants, on a going-forward basis.

3. Amendments to Credit Agreement.
3.1. Extension of Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means the date that is March 1, 2024; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

3.2. Mandatory Prepayments. Section 4.3 of the Third Amendment is amended and restated to read as follows:

“On the first Business Day of each month set forth below, Borrower shall make the following principal payments on the Loan:

Month	Principal Payment Amount
December 2022	$1,000,000.00
January 2023	N/A
February 2023	N/A
March 2023	$5,000,000.00
April 2023	$1,812,500.00
May 2023	$1,812,500.00
June 2023	$1,812,500.00
July 2023	$1,812,500.00
August 2023	$1,812,500.00
September 2023	$1,812,500.00
October 2023	$1,812,500.00
November 2023	$1,812,500.00
December 2023	$1,812,500.00
January 2024	$1,812,500.00
February 2024	$1,812,500.00
Maturity Date	The remaining outstanding balance of the Loans

3.3. Schedules 5.21(b)-(g) are hereby amended and restated, with Schedules 5.21(b)-(g) attached to this Fourth Amendment.

4. General Release.  From and after the effective date of this Fourth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542.  The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages.  Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Fourth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

5. Conditions Precedent. This Fourth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
5.1. This Fourth Amendment. The Administrative Agent shall have received this Fourth Amendment, duly executed by the Borrower, the Guarantors, and each of the Lenders;

5.2. Principal Pay Down. Administrative Agent has received a principal payment of $5,000,000.00 and payment of all accrued, unpaid interest owing under the Loan;

5.3. Fourth Amendment Fee.  The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, a one-time, non-refundable fee of $69,375.00, which represents 0.25% of the outstanding balance of the Loans remaining after the Principal Pay Down set forth in Section 5.2 above;

5.4. Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Fourth Amendment in form and substance acceptable to Administrative Agent;

5.5. Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders; and

5.6. Fees and Expenses. The Administrative Agent shall have received all fees, expenses and other amounts that have been invoiced by Administrative Agent to Borrower on or before the date hereof.

6. Reaffirmation and Ratification.    The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect.  The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

7. Acknowledgements.    The Loan Parties acknowledge and agree that as of the effective date of this Fourth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii)  the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

8. Representations and Warranties.  The Borrower hereby confirms that all representations and warranties of the Borrower contained in Article V of the Credit Agreement continue to be true and correct in all material respects after giving effect to this Fourth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;  provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances, occurrences or conditions arising from the COVID-19 pandemic.

9. Events of Default. No Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

10. Integration.  This Fourth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Fourth Amendment.

11. Counterparts.  This Fourth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

12. Governing Law.  This Fourth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS, LLC,  a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,

a Delaware limited liability company

By:

Gilbert Avanes
Chief Financial Officer

READING CINEMAS NJ, INC.,

a Delaware corporation

By:

Gilbert Avanes
Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

READING CONSOLIDATED HOLDINGS, INC.,

a Nevada corporation

By:

Gilbert Avanes
Chief Financial Officer

KMA CINEMAS, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

CARMEL THEATRES, LLC,

a Nevada limited liability company

By:

Gilbert Avanes
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:

Name:

Title:

BANK OF HAWAII,

as a Lender

By:

Name:

Title:

SCHEDULE 5.21(b)

No Change from Schedule 5.21(b) attached to Second Amended and Restated Credit Agreement, dated as of March 6, 2020, which is incorporated by reference.

SCHEDULE 5.21(c)

No Change from Schedule 5.21(c) attached to Second Amended and Restated Credit Agreement, dated as of March 6, 2020, which is incorporated by reference.

SCHEDULE 5.21(d)(i)

Deposit Accounts & Securities Accounts

[***]

SCHEDULE 5.21(d)(ii)

No Change from Schedule 5.21(d)(ii) attached to Second Amended and Restated Credit Agreement, dated as of March 6, 2020, which is incorporated by reference.

SCHEDULE 5.21(e)

No Change from Schedule 5.21(e) attached to Second Amended and Restated Credit Agreement, dated as of March 6, 2020, which is incorporated by reference.

SCHEDULE 5.21(f)

No Change from Schedule 5.21(f) attached to Third Amendment dated as of November 7, 2021, which is incorporated by reference.

SCHEDULE 5.21(g)

Properties

Loan Party/Location with Material Personal Property Collateral	Number of Buildings Located on Property	Property Address	City	County	State	Zip Code	Leased or Owned (if leased, the name of Owner)
Carmel Theatres, LLC/AFC -Carmel	1	11620 Carmel Mountain Rd	San Diego	San Diego	California	92128	Leased
Consolidated Entertainment, LLC/AFC - Dallas	1	5321 E. Mockingbird Lane	Dallas	Dallas	Texas	75206	Leased
Angelika Film Center Mosaic, LLC/AFC - Mosaic	1	2911 District Ave., Ste 200	Fairfax	Fairfax	Virginia	22031	Leased
Angelika Film Centers LLC/AFC – New York	1	18 W. Houston Street	New York	New York	New York	10012	Leased
Reading Murrieta Theater, LLC/Cal Oaks	1	41090 California Oaks Road	Murrieta	Riverside	California	92562	Leased
Consolidated Entertainment, LLC/Grossmont	1	5500 Grossmont Center Drive	La Mesa	San Diego	California	91942	Leased
Kaahumanu Cinemas, LLC/Kaahumanu	1	275 Kaahumanu Ave	Kahului	Honolulu	Hawaii	96732	Leased
Consolidated Entertainment, LLC/Kapolei	1	890 Kamokila Blvd, Ste 107	Kapolei	Honolulu	Hawaii	96707	Leased
Kahala Cinema Company, LLC/Kahala	1	4211 Waialae Ave	Honolulu	Honolulu	Hawaii	96816	Leased
Consolidated Entertainment, LLC/Koko Marina	1	7192 Kalaninaole Hwy.	Honolulu	Honolulu	Hawaii	96825	Leased
Reading Cinemas NJ, Inc./Manville	1	180 N. Main Street	Manville	Somerset	NJ	08835	Leased
Consolidated Entertainment, LLC/Mililani	1	95-1249 Meheula Pkwy	Mililani	Honolulu	Hawaii	96789	Leased
KMA Cinemas, LLC/Olino	1	91-5431 Kapolei Pkwy #600	Kapolei	Honolulu	Hawaii	96707	Leased
Consolidated Entertainment, LLC/Pearlridge	1	98-1005 Moanalua Rd.	Aiea	Honolulu	Hawaii	96701	Leased
Consolidated Entertainment, LLC/Rohnert Park	1	555 Rohnert Park Expressway	Rohnert Park	Sonoma	California	94928	Leased
Consolidated Entertainment, LLC/Town Square	1	4665 Clairemont Drive	San Diego	San Diego	California	92117	Leased

Loan Party/Location with Material Personal Property Collateral	Number of Buildings Located on Property	Property Address	City	County	State	Zip Code	Leased or Owned (if leased, the name of Owner)
Consolidated Entertainment, LLC/Valley Plaza	1	2000 Wible Road	Bakersfield	Kern	California	93304	Leased
Consolidated Entertainment, LLC/Ward	1	1044 Auahi Street	Honolulu	Honolulu	Hawaii	96814	Leased